UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 8, 2016
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In connection with its June 23, 2016 analyst day, Customers Bancorp, Inc. ("we," "us," "our" or the "Company") filed a slide presentation (the "Presentation") as an exhibit to the Company's  Current Report on Form 8-K dated June 22, 2016. The Presentation included non-GAAP financial measures and certain forward-looking statements relating to, among other matters, the future financial performance and prospects of the Company, including the  BankMobile division of Customers Bank.

The non-GAAP financial measures included our ratio of tangible common equity to average tangible assets, our return on average assets presented on an adjusted, pre-tax/pre provision basis, our return on average common equity, presented on an adjusted, pre-tax/pre provision basis, our revenues and net income presented on an adjusted, or "core," basis, and our tangible book value per common share.

The ratio of tangible common equity to average tangible assets is calculated as total shareholders' equity less preferred stock and goodwill and other intangibles divided by total average assets less average goodwill and other intangibles.  The pre-tax/pre-provision return on average assets is calculated as GAAP net income, adjusted to exclude the effects of the provision for loan losses and income tax expense, divided by average total assets. The pre-tax pre-provision return on average common equity is calculated as GAAP net income available to common shareholders, adjusted to exclude the effects of the provision for loan losses and income tax expense, divided by average total shareholders' equity less average preferred stock. Core net income is calculated as GAAP net income less the after-tax effects of BOLI death benefits and a specific allowance recorded on one fraudulent loan. Tangible book value per common share is calculated as total shareholders' equity less preferred stock and goodwill and other intangibles divided by common shares outstanding.

Reconciliations of the non-GAAP financial measures to the corresponding GAAP measures are included in the tables below. Although we have described our revenues as being presented on a "core" basis, there were no adjustments made to our total revenues for the periods covered by our presentation.  Similarly, the 2016 EPS guidance labeled as "core" does not include any adjustments from the corresponding GAAP diluted EPS measure.

We believe that these non-GAAP measurements are useful for investors, regulators, management and others to evaluate our results of operations and financial condition relative to other financial institutions.  These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our financial results, which we believe enhance an overall understanding of our performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP.

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Measures (Unaudited)
(amounts in thousands, except share and per share data)

Tangible Common Equity to Average Tangible Assets
1Q 2016
GAAP - Total Shareholders Equity	$599,249
Reconciling Items:
Preferred Stock	(79,677)
Goodwill and Other Intangibles	(3,648)
Tangible Common Equity	$515,924

Average Total Assets	$8,364,233
Reconciling Items:
Average Goodwill and Other Intangibles	(3,650)
Average Tangible Assets	$8,360,583

Tangible Common Equity to Average Tangible Assets	6.2%

Pre-tax Pre-provision Return on Average Assets
1Q 2016
GAAP Net Income	$17,699
Reconciling Items:
Provision for loan losses	1,980
Income tax expense	9,537
Pre-tax Pre-provision Net Income	$29,216

Average Total Assets	$8,364,233

Pre-tax Pre-provision Return on Average Assets	1.40%

Pre-tax Pre-provision Return on Average Common Equity
1Q 2016
GAAP Net Income Available to Common Shareholders	$16,413
Reconciling Items:
Provision for loan losses	1,980
Income tax expense	9,537
Pre-tax Pre-provision Net Income Available to Common Shareholders	$27,930

Average Total Shareholders' Equity	$586,009
Reconciling Item:
Average Preferred Stock	(72,285)
Average Common Equity	$513,724

Pre-tax Pre-provision Return on Average Common Equity	21.87%

Core Revenues
	1Q 2016	2015	4Q 2015	3Q 2015	2Q 2015	1Q 2015	2014	2013	2012	2011
GAAP Amounts:
Net Interest Income	$57,627	$196,290	$53,468	$49,934	$46,558	$46,330	$151,923	$103,855	$72,053	$38,781
Non-Interest Income	5,494	27,717	9,420	6,171	6,393	5,733	25,126	22,703	28,958	11,469
Total Revenues	63,121	224,007	62,888	56,105	52,951	52,063	177,049	126,558	101,011	50,250
Reconciling Items	-	-	-	-	-	-	-	-	-	-
Core Revenues	$63,121	$224,007	$62,888	$56,105	$52,951	$52,063	$177,049	$126,558	$101,011	$50,250

Core Net Income
	1Q 2016	2015	4Q 2015	3Q 2015	2Q 2015	1Q 2015	2014	2013	2012	2011
GAAP Net Income	$17,699	$58,583	$17,786	$15,289	$11,556	$13,952	$43,214	$32,694	$23,818	$4,034
Reconciling Items:
BOLI death benefit (after taxes)	-	(2,400)	(2,400)	-	-	-	-	-	-	-
Specific allowance on fraudulent loan (after taxes)	-	5,805	1,935	-	3,870	-	-	-	-	-
Core Net Income	$17,699	$61,988	$17,321	$15,289	$15,426	$13,952	$43,214	$32,694	$23,818	$4,034

Tangible Book Value per Common Share
	1Q 2016	2015	2014	2013	2012	2011
Total Shareholders' Equity	$599,249	$553,902	$443,145	$386,623	$269,475	$147,748
Reconciling Items:
Preferred Stock	(79,677)	(55,569)	-	-	-	-
Goodwill and Other Intangibles	(3,648)	(3,651)	(3,664)	(3,676)	(3,689)	(3,705)
Tangible Common Equity	$515,924	$494,682	$439,481	$382,947	$265,786	$144,043

Common shares outstanding	27,037,005	26,901,801	26,745,529	26,646,566	20,305,452	12,482,451

Tangible Book Value per Common Share	$19.08	$18.39	$16.43	$14.37	$13.09	$11.54

Guidance - 2016 Core EPS
	2016

Estimated 2016 GAAP Diluted EPS	$2.40 - $2.50
Reconciling Item	-
Estimated 2016 Core EPS	$2.40 - $2.50

Pre-tax Pre-provision Net Income
	2015	2014
GAAP Net Income	$58,583	$43,214
Reconciling Items:
Provision for loan losses	20,566	14,747
Income tax expense	29,212	20,174
Pre-tax Pre-provision Net Income	$108,361	$78,135

Cautionary Note Regarding Forward-Looking Statements

The Presentation and this Current Report on Form 8-K contain "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The Company included in the Presentation and this Current Report on Form 8-K, and the Company has made and may make, statements regarding, among other matters, guidance for the Company's 2016 financial performance, the Company's two-year financial performance targets, the anticipated financial impact of crossing the $10 billion asset threshold, the future financial performance, prospects and goals for the BankMobile division of Customers Bank, and the timing for when BankMobile is expected to achieve profitability. Those statements are forward-looking statements, which reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and risks. Actual results may differ materially from those reflected in the forward-looking statements included in the Presentation, this Current Report on Form 8-K, and any forward-looking statements the Company has made or may make.

Risks and important factors that could affect the Company's future results and financial condition, including its ability achieve any targets or meet any guidance, include those described under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, those identified below regarding the BankMobile division of Customers Bank, as well as the following factors:

•	changes in external competitive market factors that might impact our results of operations;
•	changes in laws and regulations, including without limitation changes in capital requirements under Basel III;
•	changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
•	our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
•	the timing of acquisition, investment or disposition transactions;
•	constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
•	local, regional and national economic conditions and events and the impact they may have on us and our customers;
•
costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities;

•	our ability to attract deposits and other sources of liquidity;
•	changes in the financial performance and/or condition of our borrowers;
•	changes in the level of non-performing and classified assets and charge-offs;
•	changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
•	inflation, interest rate, securities market and monetary fluctuations;
•
timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank;

•	changes in consumer spending, borrowing and saving habits;
•	technological changes;
•	our ability to increase market share and control expenses;
•	continued volatility in the credit and equity markets and its effect on the general economy;
•
effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;

•
the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;

•
material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;

•	our ability to successfully implement our growth strategy, control expenses and maintain liquidity; and
•	Customers Bank's ability to pay dividends to Customers Bancorp.

Risks and important factors that could affect the performance and prospects of the BankMobile division of Customers Bank, including its ability to realize any goals, targets or projected results, include those described under "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, as well as the following factors:

•
unforeseen challenges that may arise in connection with the consummation of our recently-completed acquisition of certain assets and assumption of certain liabilities from Higher One, including that integration may be less successful, more difficult, time-consuming or costly than expected, and that BankMobile may be unable to realize anticipated cost savings and revenue enhancements within the expected time frame or at all;

•	the number of existing student customers who transfer their accounts to BankMobile from one of Higher One's former bank partners;
•	material variances in the adoption rate of BankMobile's services by new students and/or the usage rate of BankMobile's services by current student customers compared to our expectations;
•	material variances in the number of BankMobile student accounts retained following graduation compared to our expectations;
•
the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used;

•	our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies;
•
our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year;

•
our ability to implement our strategy regarding BankMobile, including with respect to our intent to sell or otherwise dispose of the BankMobile business in the future, depending upon market conditions and opportunities; and

•	BankMobile's ability to successfully implement its growth strategy and control expenses.
You are cautioned not to place undue reliance on any forward-looking statements made by the Company, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward-looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date:            September 8, 2016